                                 AMENDMENT NO. 8
                         TO LOAN AND SECURITY AGREEMENT


     This Amendment No. 8 to Loan and Security Agreement ("Amendment") dated as of March 31, 2001, is by and among Fleet Capital Corporation ("Fleet") individually as a Lender and as Agent (Fleet, in its capacity as Agent, "Agent") for itself and the other financial institutions from time to time party to the Loan Agreement (defined below) as Lenders, General Electric Capital Corporation ("GECC"), Comerica Bank ("Comerica," Fleet, as Lender, GECC and Comerica being collectively hereinafter referred to as "Lenders), and Color Spot Nurseries, Inc. ("Borrower"). Agent, Lenders and Borrower are parties to a Loan and Security Agreement dated as of October 15, 1998 (as amended or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

     Borrower has requested that Lenders (i) extend the current period during which the Seasonal Advance will apply and (ii) reset the financial covenants for the four quarters ending March 31, 2001. In consideration of the other terms of this Amendment, Lenders have agreed to said requests.

          1.   AMENDMENTS.

          (a) The period during which the Seasonal Advance is available which currently ends on March 31, 2001 is extended to April 30, 2001, provided that such extension shall not apply to any other Seasonal Advance period.

          (b) The financial covenants set forth in Exhibit 8.3 of the Loan Agreement for the four quarters ending March 31, 2001 only are amended to be the following:

               Interest Coverage Ratio                          0.6
               Consolidated Net Cash Flow                       ($15,420,000)

          (c) Borrower shall comply with the following financial covenant: For the period beginning on January 1, 2001 and ending on April 28, 2001, EBITDA shall be equal to or greater than $14,000,000.

All of the other Loan Documents shall be deemed amended to be consistent with the foregoing amendments.

          2. AMENDMENT FEE. Borrower shall pay currently with the execution and delivery by Borrower of this Amendment, for the ratable benefit of Lenders, a fee equal to $87,500 (the "Amendment Fee").

          3. REPRESENTATION AND WARRANTIES. Borrower represents and warrants that no Default or Event of Default has occurred and is continuing (except those which have been waived in writing by Agent and Lenders). Borrower hereby remakes, as of the date hereof, each of the representations and warranties made by Borrower in the Loan Documents and hereby confirms that this Amendment shall be deemed to be one of the Loan Documents for purposes of said representations and warranties.

          4. CONTINUING EFFECT. Except as modified hereby, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with their respective terms.

          5. REAFFIRMATION AND CONFIRMATION. Borrower hereby ratifies, affirms, acknowledges and agrees that the Loan Agreement and the Loan Documents represent the valid, enforceable and collectible obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any of the Loan Documents. borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.

          6. COUNTERPARTS. This Amendment may be executed in counterpart and by different parties hereto in separate counterparts, each of which taken together shall constitute but one and the same instrument.

          7. EXPENSES. All of Agent's reasonable costs and expenses, including attorney's fees, in connection with the preparation of this Amendment and all related documents shall be paid by Borrower upon request from Agent.

          8. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon execution and delivery of a counterpart hereof by Borrower, each Lender and Agent and payment of the Amendment Fee.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.


                                        FLEET CAPITAL CORPORATION, as Agent
                                        and Lender

                                        By /s/ Daniel J. Manella
                                           ------------------------------------
                                        Its Vice President
                                            -----------------------------------



                                        COMERICA BANK, as a Lender

                                        By /s/ Maryann Lewis
                                           ------------------------------------
                                        Its Vice President
                                            -----------------------------------



                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as a Lender

                                        By: First Source Financial, Inc., its
                                            Agent/Manager

                                        By /s/ Ellen T. McColgan
                                           ------------------------------------
                                        Its Duly Authorized Signatory
                                            -----------------------------------



                                        COLOR SPOT NURSERIES, INC., Borrower

                                        By /s/ Todd Levy
                                           ------------------------------------
                                        Its V.P. Finance
                                            -----------------------------------